NASDAQ: OZRK May 2016 Exhibit 99.1

This presentation and other communications by the Company include certain “forward looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time.  Those statements are subject to certain risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in such forward-looking statements. These risks, uncertainties, and other factors include, but are not limited to: potential delays or other problems implementing our growth, expansion and acquisition strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; the ability to enter into  and/or close additional acquisitions; problems with, or additional expenses relating to, integrating or managing acquisitions; the effect of the announcements or completion of any pending or future mergers or acquisitions on customer relationships and operating results; the availability of capital; the ability to attract new or retain existing or acquired deposits, or to retain or grow loans and leases, including growth from unfunded closed loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; competitive factors and pricing pressures, including their effect on our net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of such conditions on the creditworthiness of borrowers and lessees, collateral values, the value of investment securities and asset recovery values; changes in legal and regulatory requirements, including additional legal and regulatory requirements to which we will be subject as a result of our total assets exceeding $10 billion; recently enacted and potential legislation and regulatory actions and the costs and expenses to comply with new legislation and regulatory actions, including legislation and regulatory actions intended to stabilize economic conditions and credit markets, strengthen the capital of financial institutions, increase regulation of the financial services industry and protect homeowners or consumers; changes in U.S. government monetary and fiscal policy; possible further downgrade of U.S. Treasury securities; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting us and our customers; adoption of new accounting standards or changes in existing standards; and adverse results in current or future litigation or regulatory examinations as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2015 under the headings “Forward-Looking Information” and “Item 1A. Risk Factors” and in other reports we file. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected or described in such forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-Looking Information

A Tradition of High Performance

Portion of after tax net income attributed to bargain purchase gains, net of acquisition and conversion costs, of $1.1 million in 2012 and $4.3 million in 2013. Portion of after tax net income attributed to bargain purchase gains on FDIC-assisted transactions, net of acquisition and conversion costs, of $19.0 million in 2010 and $36.1 million in 2011. Includes after tax net income of <$2.1> million for 2015 attributed to bank owned life insurance death benefits, net gains on sales of investment securities and gains on sales of certain purchased loans, net of prepayment penalties on FHLB advances, SPG consolidation severance costs, acquisition and conversion costs and software contract termination charges. Includes after tax net income of $1.1 million for Q1 2015 attributed to bank owned life insurance benefits, net gains on sales of investment securities, net of prepayment penalties on FHLB advances, acquisition and conversion costs and software contract termination charges. Includes after tax net income of <$0.6> million for Q1 2016 attributed to acquisition and conversion costs and software contract termination charges. Includes after tax net income of <$2.1> million for 2014 attributed to gain on termination of FDIC loss share agreements and bargain purchase gains, net of acquisition and conversion costs, software contract termination charges, prepayment penalties on FHLB advances, and losses attributable to The Home Depot system breach. Record net income in 16 of 19 years as a public company. 37 years under current leadership. Net Income ($ in Millions) Red bars denote record annual results. d

ROAE & ROATE (%) *Data for all FDIC insured institutions from the FDIC Quarterly Banking Profile, last update fourth quarter 2015. Annualized when appropriate. Calculations of return on average tangible common stockholders’ equity and the reconciliations to GAAP are included in the schedule at the end of this presentation. The Rewards of : ● Discipline ● An Ability to Capitalize on Opportunities ● Hard Work ROAA (%)

Excellence in Three Disciplines Superb Net Interest Margin Favorable Asset Quality Excellent Efficiency

* Data for all FDIC insured institutions for the three months ended December 31, 2015 from the FDIC Quarterly Banking Profile. Favorable 1.85% Variance vs Industry at 3.13%* Superb Net Interest Margin

Profitable Deposit Mix (68.11% non-CD, 31.89% CD)* Favorable Loan Yields on Legacy Portfolio Outstanding Yield on our Portfolio of Purchased Loans (6.71%)** Tradition of Maintaining High Quality, Good Yielding Investment Portfolio OZRK** Financial Institutions Nationwide*** Tax-exempt (TE) 6.27% Taxable 3.46% Total (TE) 5.04% 2.35% * Data as of March 31, 2016. ** Data for the three months ended March 31, 2016. *** Data for all financial institutions nationwide from the FDIC Uniform Bank Performance Report for the year ended December 31, 2015. Favorable Variance vs Industry 0.67% 2012 2013 2014 2015 1Q 2016 Financial Institutions Nationwide*** Loan Yield-Legacy 5.87% 5.48% 5.10% 5.00% 5.00% 4.33% COIBD 0.38% 0.23% 0.23% 0.31% 0.44% 0.31% Spread 5.49% 5.25% 4.87% 4.69% 4.56% 4.02% Key Drivers of Net Interest Margin 2012 2013 2014 2015 1Q 2016 Loan Yield - Purchased 8.78% 9.03% 8.94% 7.24% 6.71%

* Bank of the Ozarks’ data excludes purchased loans and net charge-offs related to such loans. ** Data for all FDIC insured institutions from the FDIC Quarterly Banking Profile, last update fourth quarter 2015. Annualized when appropriate. From 2000 through 2015, our net charge-off ratio was 38% of industry average. History of Net Charge-Offs Well Below Industry Average Since going public in 1997, our annual net charge-off ratio has been below the industry average every year. Q1 2016 Net Charge-Off Ratios Annualized: ● Non-purchased loans 0.06% ● Purchased loans 0.00% ● Total loans 0.05%

*Data for all FDIC insured institutions from the FDIC Quarterly Banking Profile, last update fourth quarter 2015. Excellent Efficiency Ratio

A Constant Pursuit of Lower Credit Risk & Lower Interest Rate Risk

Real Estate Specialties Group (RESG)

Our Primary Engine for Loan Growth

Dan Thomas, Vice Chairman, Chief Lending Officer, RESG President

- Dan Thomas, CPA, JD, LLM (Taxation)
- RESG established in 2003 by Dan Thomas

Team Members: 86 as of 4/26/2016

Priorities:

- Asset Quality–primary
- Profitability–secondary
- Growth–tertiary

RESG Loans at March 31, 2016

- 69% of our funded non-purchased loans
- 90% of our unfunded closed loans
- 79% of our total funded and unfunded balances of non-purchased loans

RESG Asset Quality

- Two loans have incurred losses since inception of RESG in 2003
  - $10.4 million total credit losses since inception
  - Annualized loss ratio of 0.11% since inception
- Leverage Ratio on Construction Loans with Interest Reserves*

March 31, 2016		2005-2007
• 50% Loan to Cost	vs	• Low 70% range Loan to Cost
• 44% Loan to Appraised Value		• High 60% range Loan to Value

*Our construction loans with interest reserves are primarily RESG loans.

13 Year History of Annual Losses

Year-end	Ending Portfolio Balance	Net charge-offs ("NCO")*	NCO Ratio
2003	$ 5,106,325	-	0.00%
2004	$ 52,657,865	-	0.00%
2005	$ 51,055,927	-	0.00%
2006	$ 61,322,550	-	0.00%
2007	$ 209,523,672	-	0.00%
2008	$ 470,485,099	-	0.00%
2009	$ 516,044,727	$ 7,531,303	1.50%
2010	$ 567,716,359	-	0.00%
2011	$ 649,806,170	$ 2,905,315	0.50%
2012	$ 848,441,013	-	0.00%
2013	$ 1,270,767,688	-	0.00%
2014	$ 2,308,573,422	-	0.00%
2015	$ 4,263,799,976	-	0.00%
3/31/2016	$ 5,207,129,632	-	0.00%
Total		$ 10,436,618	
Average		$ 745,473	0.11%

* Net charge-offs presented in the table can be attributed to two loans and includes ORE write-downs related to those two loans.

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BANK of the OZARKS, INC.

RESG Business Model Reduces Credit Risk Focus on strong sponsors, as evidenced by Strong liquidity Strong capital Significant expertise and experience Focus on marquee projects Focus on low leverage with substantial equity Focus on defensive loan structures providing substantial protection to the bank An emphasis on excellence in documentation, closing and life-of-loan asset management equivalent to the initial focus on underwriting and transaction structure

RESG Portfolio Details An Emphasis on Diversification and Low Leverage Property Type Total Commitment (Funded and Unfunded) Percentage of RESG Portfolio Loan to Cost (LTC) Loan to Value (LTV) Condos $ 2,066,293,795 18.8% 44.0% 39.5% Multi-family 1,951,503,524 17.7% 60.4% 51.2% Hospitality 1,626,605,812 14.8% 47.8% 40.9% Office / MOB 1,563,323,591 14.2% 52.7% 40.4% Mixed Use 1,340,988,830 12.2% 48.4% 43.1% Land Hold 1,003,892,775 9.1% 42.8% 37.7% SF Lots 477,735,815 4.3% 45.4% 53.0% Retail 452,917,318 4.1% 59.4% 54.9% Land Development 351,241,532 3.2% 46.7% 42.8% Industrial 108,083,387 1.0% 48.8% 46.8% SF Homes 64,657,154 0.6% 69.2% 56.8% Totals $ 11,007,243,533 100.0% 49.4% 43.1% *Data as of March 31, 2016. Excludes: $289 million in total commitments co-managed by Community Banking and RESG. No property type accounts for more than 18.8% of RESG’s portfolio Weighted average LTC of RESG’s portfolio is a very conservative 49.4% Weighted average LTV of RESG’s portfolio is a very conservative 43.1%

The amount of the Company’s total real estate loans at March 31, 2016 based on the state in which the principal collateral is located is reflected in the table above. Data for individual states is separately presented when aggregate total real estate loans in that state exceed $10 million. Total Real Estate Portfolio Diversification Reduces Credit Risk Significant Diversification by both Geography and Product Type The above tables include the amount and type of non-farm/non-residential loans and construction/land development loans as of March 31, 2016 and their respective percentage of the total non-farm/non-residential loans and total construction/land development loan portfolios. Outstanding Balances by Product Type Outstanding Balances by State of Collateral Non-Farm/Non-Residential Loans Total ($ in thousands) % Retail, including shopping centers and strip centers $ 599,027 16.8% Churches and schools 166,202 4.7 Office, including medical offices 941,734 26.5 Office warehouse, warehouse and mini-storage 246,544 6.9 Gasoline stations and convenience stores 47,532 1.3 Hotels and motels 727,700 20.5 Restaurants and bars 76,876 2.2 Manufacturing and industrial facilities 73,876 2.1 Nursing homes and assisted living centers 54,441 1.5 Hospitals, surgery centers and other medical 87,662 2.5 Golf courses, entertainment and recreational facilities 18,561 0.5 Other non-farm/non-residential (including mixed use) 514,555 14.5 Total $ 3,554,710 100.0% Construction/Land Development Loans Total ($ in thousands) % Unimproved land $ 187,124 6.0% Land development and lots: 1-4 family residential and multifamily 547,518 17.4 Non-residential 506,015 16.1 Construction: 1-4 family residential: Owner occupied 27,366 0.9 Non-owner occupied: Pre-sold 31,585 1.0 Speculative 158,573 5.00 Multifamily 962,117 30.6 Industrial, commercial and other 722,782 23.0 Total $ 3,143,080 100.0% Location Total ($ in thousands) New York $1,916,639 Arkansas 1,262,185 Texas 1,067,020 California 822,606 North/South Carolina 791,220 Florida 676,086 Georgia 374,384 Tennessee 166,383 Arizona 152,853 Colorado 137,412 Nevada 135,153 Illinois 116,482 Cayman Islands 101,754 Washington 99,771 Oregon 67,627 Pennsylvania 57,001 Washington, D.C./Maryland 54,173 Missouri 51,417 Hawaii 46,288 Minnesota 44,183 Alabama 42,342 Massachusetts/Rhode Island 26,245 Oklahoma 22,300 Ohio 22,037 Virginia 14,134 Connecticut 12,819 All other 38,581 Total $8,319,095

Construction Loans with Interest Reserves We Have Aggressively Lowered Loan Leverage in Recent Years to Reduce Credit Risk Assumes loans are fully advanced. 2010 2009 Loan to Value Loan to Cost 2010 2011 2012 2013 2014 2009 2011 2012 2013 2014 2015 2015 2014 2016 2016

We are Well Positioned for Volatility in Interest Rates Rising Interest Rates will Benefit our Net Interest Income We have taken actions to protect our loan and investment securities portfolios from a possible negative interest rate macroeconomic scenario. 91% of our variable rate loans have floors Essentially all new variable rate loans are being originated with floors 99.5% of our investment securities have fixed rates Shift in Interest Rates (in bps) % Increase in Projected Baseline Net Interest Income* +100 3.0% +200 6.2% +300 9.6% +400 12.9% +500 16.3% *Earnings simulation model’s projected impact of a change in interest rates on the projected baseline net interest income for the 12-month period commencing January 1, 2016. Assumes parallel shifts in the yield curve and does not take into account changes in the slope of the yield curve or the impact of any possible future acquisitions. Variable Rate Portion of Total Non Purchased Loans and Leases

A Proven Track Record of Growth: Organic Growth through De Novo Branching Acquisitions

1. March 2010 Unity National Bank GA FDIC-assisted 2. July 2010 Woodlands Bank SC, NC, GA, AL FDIC-assisted 3. September 2010 Horizon Bank FL FDIC-assisted 4. December 2010 Chestatee State Bank GA FDIC-assisted 5. January 2011 Oglethorpe Bank GA FDIC-assisted 6. April 2011 First Choice Community Bank GA FDIC-assisted 7. April 2011 Park Avenue Bank GA, FL FDIC-assisted 8. December 2012 The Citizens Bank AL Traditional M&A 9. July 2013 First National Bank of Shelby NC Traditional M&A 10. March 2014 OMNIBANK TX Traditional M&A 11. May 2014 Summit Bank AR Traditional M&A 12. February 2015 Intervest National Bank NY, FL Traditional M&A 13. August 2015 Bank of the Carolinas NC Traditional M&A 14. Pending Community & Southern Bank GA, FL Traditional M&A 15. Pending C1 Bank FL Traditional M&A Organic Growth through De Novo Branching Augmented by Multiple Acquisitions since 2010 to $11.4B A Proven Track Record of Growth Organic Growth continues to be our #1 Growth Priority. We expect future acquisitions will also be a significant contributor to growth. $28 Million In 1979 $2.8 Billion In 2009

1.75B 145% Growth in 2014 1.35B 51% Growth in 2014 2.55B 64% Growth in 2015 Unfunded Balances of Closed Loans Financial data ($ in billions) Non-Purchased Loans & Leases Organic Loan and Lease Growth is Always Growth Priority #1 Financial data ($ in billions) 2.84B 96% Growth in 2015 The significant growth in 2014 and 2015 reflects: (i) portfolio growth in general, (ii) the fact that decreases in the bank’s loan to cost ratio on projects results in several months later funding on most projects and (iii) the fact that the bank’s growth is allowing it to work on larger, higher quality projects which have somewhat longer construction cycles than smaller projects. 1.06B 16% Growth in Q1 2016 (not annualized) 0.58B 10% Growth in Q1 2016 (not annualized)

Q1 2014 Growth Q2 2014 Growth Q3 2014 Growth Q4 2014 Growth Q1 2015 Growth Q2 2015 Growth Q3 2015 Growth Q4 2015 Growth Q1 2016 Growth Cyclical Engines Community Bank Lending $21 $55 $130 $(15) $98 $114 $156 $122 $129 Leasing 7 6 11 6 11 11 11 (1) (7) Cyclical/Counter-Cyclical Engine Real Estate Specialties Group 111 309 303 314 224 328 517 963 950 Counter-Cyclical Engines Corporate Loan Specialties Group 7 22 25 35 (1) 4 (4) (2) (8) Opportunistic Expansion of Investment Portfolio 18 14 (24) (16) (55) (2) 2 (182) 26 Multiple Engines for Growth in Earning Assets Growth in non-purchased loans and leases and investment portfolio ($ in millions) Designed and strive to execute our business plan for each growth engine to achieve much better than average yields with much lower than average risk An excellent and deep management team A nationwide business model We have:

Organic Growth in Core Checking Accounts is Deposit Growth Priority #1 Net Growth in Number of Core Checking Accounts Excluding Accounts Acquired from Acquisitions Q1 2016 core checking account growth suggests another record year

7 States*, 93 Cities # Offices All FDIC Financial Institutions as of June 30, 2015 3,979 Bank of the Ozarks as of June 30, 2015 161 % of Deposits** Untapped Deposit Growth Potential in Existing Markets *Deposits in our New York office and deposits for all FDIC financial institutions in New York are excluded from this analysis. **Data for all FDIC Insured Institutions from the FDIC Annual Market Share Report, last updated June 30, 2015. Data for Bank of the Ozarks as of June 30, 2015. Florida Texas North Carolina Georgia Alabama South Carolina Arkansas % of Offices** Deposit Balance $ 759.5B* $ 6.7B* Substantial capacity for future growth Our 13 acquisitions closed since 2010 have given us an extensive branch network, which the Company believes provides billions of dollars in deposit growth capacity.

# of Employees # of Offices Demand/ Non-Interest Bearing Interest Bearing NOW/ Savings/MM Time Deposits Total Deposits Arkansas 953 82 $676,944 $3,288,702 $1,224,300 $5,189,946 Texas 190 22 519,504 414,803 539,593 1,473,900 North Carolina 179 25 192,236 432,816 211,367 836,419 Florida 57 10 40,193 263,298 494,113 797,604 Georgia 204 28 179,717 414,190 141,345 735,252 New York 14 2 1,003 34,823 375,733 411,559 Alabama 24 3 10,074 54,194 45,594 109,862 South Carolina 13 2 2,140 32,408 37,735 72,283 California 9 2 - - - - Total 1,643 176 $1,621,811 $4,935,234 $3,069,780 $9,626,825 17% 51% 32% Deposit Distribution by State Reflects our Growth Capacity in Many States ($ in thousands) As of March 31, 2016. 68% Non-CD % of Total Deposits

Our Pending Acquisitions will Enhance Our Strong Platform for Further Growth Through a Combination of Organic Growth and Acquisitions, We Now Have 176 Offices in Nine States Potential office count: 176 + 47 + 33 + 2 = 258 Office count as of April 22, 2016. 33 Florida offices expected to be added through pending acquisition of C1 Bank. 47 Georgia and Florida offices expected to be added through pending acquisition of Community & Southern Bank. 2 22 82 3 28 2 25 2 10 Planned new offices and de novo branches for 2016

Well Capitalized with Multiple Sources of Liquidity

Ratios at 12-31-15 OZRK Current Minimum Capital Required – Basel III Phase-In Minimum Capital Required – Basel III Fully Phased-In (1-1-19) Common equity tier 1 to risk-weighted assets: 10.79% 4.50% 7.00% Tier 1 capital to risk-weighted assets: 11.62% 6.00% 8.50% Total capital to risk-weighted assets: 12.12% 8.00% 10.50% Tier 1 leverage to average assets: 14.96% 4.00% 4.00% Strong Capital Position

Abundant Sources of Secondary Liquidity FHLB Borrowing Availability $2,580,397,882 Unsecured Lines of Credit 170,000,000 Investments Available for Secured Lines of Credit  147,247,928 Fed Funds Available through Fed Discount Window  152,872,209 Total as of 03-31-2016                                  $ 3,050,518,019 * Approximate * The closings of our pending Community & Southern Bank and C1 Bank transactions are expected to result in significant increased borrowing capacity from the FHLB and significant increased secondary liquidity.

2015 Financial Highlights: Record net income of $182.3 million Record diluted earnings per common share of $2.09 Record growth of $2.55 billion in non-purchased loans and leases Record growth of $2.84 billion in unfunded balances of closed loans Record net interest income of $382.2 million Record growth of 12,232 net new core checking accounts, excluding core accounts acquired in acquisitions Record service charge income Record trust income Some of our best asset quality ratios as a public company Our sixth consecutive year of achieving a return on average assets in excess of 2.00%

Q1 2016 Financial Highlights: Record  Net Income of $51.7 million Record Net Interest Income of $112.5 million Record Service Charge Income Some of our Best Asset Quality Ratios as a Public Company including: Record 0.15% Ratio of Nonperforming Loans and Leases as a Percent of Total Loans and Leases Record 0.23% Ratio of Loans and Leases Past Due 30 Days or more including Past Due Non-Accrual Loans and Leases to Total Loans and Leases $1.06 Billion Quarterly Growth in Non-Purchased Loans and Leases $0.58 Billion Quarterly Growth in the Unfunded Balance of Closed Loans 4.92% Net Interest Margin 35.5% Efficiency Ratio

Building Capital for Shareholders

	12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	3/31/2016
Tangible Book Value per Common Share†[a]	$2.52	$2.75	$3.66	$3.90	$4.58	$5.98	$7.03[b]	$8.27[c]	$10.04[d]	$14.48[e]	$14.96
Annual Growth Rate		9.13%	33.09%	6.56%	17.44%	30.57%	17.56%	17.64%	21.40%	44.22%	
Quarterly Growth Rate Not Annualized											3.31%

†Calculation of the Company's tangible book value per common share, including the reconciliation to the most directly comparable GAAP financial measures are included in the table at the end of this presentation. Management believes presentation of these non-GAAP financial measures provides useful supplemental information that contributes to a proper understanding of the financial results and capital levels of the Company.

[a] 494% increase in 9¼ years, resulting in a compounded annual growth rate of 21.2%.

[b] Issued 847,232 shares in Genala transaction which added $0.11 to tangible book value per common share.

[c] Issued 2,514,770 shares in FNB Shelby transaction which added $0.50 to tangible book value per common share.

[d] Issued 5,765,846 shares in Summit transaction which added $0.36 to tangible book value per common share.

[e] Issued 8,084,863 shares in Intervest and Bank of the Carolinas transactions, which added $1.91 to tangible book value per common share.

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BANK of the OZARKS, INC.

Solid Returns for Shareholders Increased our cash dividend in each of the last 23 quarters Cash dividends increased every year since going public Four 2-for-1 stock splits since going public in July 1997 June 17, 2002 December 10, 2003 August 16, 2011 June 23, 2014

Bank of the Ozarks S&P 400 Mid Cap Index NASDAQ Financial Index Beating the Indexes

Non-GAAP Reconciliation

	12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2011	12/31/2012	Genala	Without Genala	7/31/2013	Shelby	Without Shelby
Common Stockholders' Equity	$ 174,633	$ 190,829	$ 252,302	$ 269,028	$ 320,355	$ 424,551	$ 507,664	$ (15,583)<1>	$ 492,081	$ 594,083	$ (65,242)<2>	$ 528,841
Less: Intangible Assets ★★	(6,140)	(5,877)	(5,664)	(5,554)	(7,925)	(12,207)	(11,827)	1,656	(10,171)	(20,637)	10,136	(10,501)
Tangible Common Stockholders' Equity	$ 168,493	$ 184,952	$ 246,638	$ 263,474	$ 312,430	$ 412,344	$ 495,837	$ (13,927)	$ 481,910	$ 573,446	$ (55,106)	$ 518,340
Ending Shares	66,986	67,272	67,456	67,618	68,214	68,928	70,544	(848)	69,696	73,384	(2,514)	70,870
Tangible Book Value Per Share ★	$ 2.52	$ 2.75	$ 3.66	$ 3.90	$ 4.58	$ 5.98	$ 7.03		$ 6.92	$ 7.81		$ 7.31
								Difference	$ 0.11		Difference	$ 0.50

	12/31/2013	6/30/2014	Summit	Without Summit	12/31/2014	3/31/2015	Intervest	Without Intervest	9/30/2015	Carolinas	Without Carolinas	12/31/2015	3/31/2016
Common Stockholders' Equity	$ 629,060	$ 850,204	$ (168,962)	$ 681,242	$ 908,390	$ 1,179,256	$ (243,469)	$ 935,787	$ 1,314,517	$ (66,066)	$ 1,248,451	$ 1,464,631	$ 1,508,080
Less: Intangible Assets ★★	(19,158)	(108,640)	88,553	(20,087)	(105,576)	(152,791)	48,746	(104,045)	(156,756)	7,246	(149,510)	(152,340)	(150,865)
Tangible Common Stockholders' Equity	$ 609,902	$ 741,564	$ (80,409)	$ 661,155	$ 802,814	$ 1,026,465	$ (194,723)	$ 831,742	$ 1,157,761	$ (58,820)	$ 1,098,941	$ 1,312,291	$ 1,357,215
Ending Shares	73,712	79,662	(5,766)	73,896	79,924	86,758	(6,637)	80,121	88,265	(1,448)	86,817	90,612	90,714
Tangible Book Value Per Share ★	$ 8.27	$ 9.31		$ 8.95	$ 10.04	$ 11.83		$ 10.38	$ 13.12		$ 12.66	$ 14.48	$ 14.96
			Difference	$ 0.36			Difference	$ 1.45		Difference	$ 0.46		

Bank of the Ozarks, Inc.
Return on Average Tangible Common Stockholders' Equity

	Years Ended								Quarter Ended
	12/31/2008	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	3/31/2016
Net Income Available To Common Stockholders	$ 34,474	$ 36,826	$ 64,001	$ 101,321	$ 77,044	$ 91,237	$ 118,606	$ 182,253	$ 51,688
Average Common Stockholders Equity Before Noncontrolling Interest	$ 213,271	$ 267,768	$ 296,035	$ 374,664	$ 458,595	$ 560,351	$ 786,430	$ 1,217,475	$ 1,484,657
Less Average Intangible Assets:									
Goodwill	(5,231)	(5,243)	(5,243)	(5,243)	(5,243)	(5,243)	(51,793)	(118,013)	(125,448)
Core Deposit And Bank Charter Intangibles, Net Of Accumulated Amortization	(515)	(368)	(1,621)	(5,932)	(5,989)	(9,661)	(21,651)	(28,660)	(26,164)
Total Average Intangibles	(5,746)	(5,611)	(6,864)	(11,175)	(11,232)	(14,904)	(73,444)	(146,673)	(151,612)
Average Tangible Common Stockholders' Equity	$ 207,525	$ 262,157	$ 289,171	$ 363,489	$ 447,363	$ 545,447	$ 712,986	$ 1,070,802	$ 1,333,045
Return On Average Common Stockholders' Equity	16.16%	13.75%	21.62%	27.04%	16.80%	16.28%	15.08%	14.97%	14.00%
Return On Average Tangible Common Stockholders' Equity	16.61%	14.05%	22.13%	27.87%	17.22%	16.73%	16.64%	17.02%	15.59%

*Represents ending balances, as determined in accordance with accounting principles generally accepted in the U.S., ending shares outstanding and tangible book value per share as of the date indicated.
**Intangible assets consist of core deposit and bank charter intangible and goodwill.
<1> Includes $14,123,000 of common stockholders' equity and $1,460,000 of bargain purchase gain.
<2> Includes $60,079,000 of common stockholders' equity and $5,163,000 of tax-exempt bargain purchase gain.
Financial data in thousands, except per share amounts.

BANK of the OZARKS, INC.

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